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                                                             ARTHUR ANDERSEN LLP



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS
                   -----------------------------------------


As independent public accountants, we hereby consent to the use of our reports (and to all references to our Firm) included in or made a part of this Registration Statement File No. 333-34998 for Hartford Life and Annuity Insurance Company Separate Account Three on Form N-4.

Hartford, Connecticut                                    /s/ Arthur Andersen LLP
July 5, 2000